NONE OF THE SECURITIES TO WHICH THIS AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES MUST NOT TRADE THE SECURITIES BEFORE THE DATE WHICH IS FOUR MONTHS FROM THE DATE OF THE ISSUANCE OF THE WARRANTS.

WARRANT ISSUANCE AGREEMENT

This Warrant Issuance Agreement is dated for reference December 20, 2006,

Between:

Brockton Capital Corp.
Suite 604 – 750 West Pender Street
Vancouver, BC V6C 2T7

(the "Company")

And:

________________________________

(the "Holder")

WHEREAS:

A.	The Company is engaged in the business of the identification and evaluation of investment opportunities and the acquisition of and the participation therein;

B.	The Holder has experience and expertise in respect of the identification and evaluation of oil and gas exploration and development projects;

C.

The Company desires that the Holder identify and evaluate potential oil and gas exploration and development projects and deliver those with a reasonable potential for economic value to the Company, and the Holder has so agreed; and

D.

In consideration of the Holder's efforts in identifying, evaluating and possibly delivering potential oil and gas exploration and development projects to the Company, the Company desires to issue to the Holder warrants to purchase common shares without par value in the capital of the Company on the terms and subject to the conditions herein set out.

NOW THEREFORE THIS AGREEMENT witnesses that in consideration of the premises and the mutual covenants and agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.               ISSUANCE OF THE WARRANTS

1.1           The Company hereby issues to the Holder ____________ warrants (the "Warrants") to purchase from the Company _____________ common shares without par value in the capital of the Company (the "Common Shares") at an exercise price of US$0.10 per Warrant. The Warrants and the Common Shares are collectively referred to in this Agreement as the "Securities".

2.               WARRANT CERTIFICATES

2.1           The Company shall issue to the Holder a warrant certificate (the "Warrant Certificate") representing the Warrants in the form attached as Schedule "A" hereto, with such appropriate insertions, omissions, substitutions and other variations as required or permitted by this Agreement.

3.               EXERCISE OF WARRANTS

3.1             Maturity. The Warrants shall only be exercisable by the Holder after the Holder delivers to the Company an oil or gas exploration or development project that has, in the reasonable opinion of the Company, an economic value to the Company of at least US$9,000,000 (at the time of delivery and without including any value for the Warrants) (an "Approved Project").

3.2              Cash Exercise. The Holder may effect a cash exercise of the Warrants by surrendering to the Company the Warrant Certificate, together with a Subscription in the form of Schedule "A" attached thereto, duly executed by the Holder, at any time prior to the Expiration Date (as hereinafter defined), at the Company's principal office, accompanied by payment in cash, by certified or official bank check or wire transfer payable to the order of the Company in the amount of the Exercise Price (as adjusted as hereinafter provided) multiplied by the number of Common Shares that are the subject of the Holder's Warrants (as adjusted as hereinafter provided) (the "Aggregate Price").

3.3              Cashless Exercise. The Holder may effect a cashless exercise of the Warrants by surrendering to the Company the Warrant Certificate, together with a duly executed Subscription in the form of Schedule "B" attached thereto, duly executed by the Holder, at any time prior to the Expiration Date, at the Company's principal office, in which case no payment of cash shall be required. Upon such cashless exercise, the number of Common Shares to be acquired by the Holder shall be the product of the number of Common Shares that are the subject of the Holder's Warrants multiplied by the amount, if any, by which the then Fair Value (as hereinafter defined) of the Common Shares exceeds the Exercise Price divided by the then per share Fair Value. The "Fair Value" shall mean the last reported sales price on the principal market on which the Common Shares are listed or quoted on the trading day immediately prior to the day on which the Holder notifies the Company of its exercise of the Warrants. Notwithstanding the foregoing, if there is no last reported sales price on the trading day immediately prior to the day on which the Holder notifies the Company of its exercise of the Warrants on a cashless basis, then Fair Value shall be determined as of the latest day prior to such exercise day for which such last reported sales price is available, unless such securities have not been traded on an exchange or in the over-the-counter market for 30 or more days immediately prior to such exercise day, in which case the Fair Value shall be determined in good faith by the Company's board of directors and if the Holder fails to agree with such determination, an independent public accounting firm or a valuation firm of national standing selected and engaged by the Holder and reasonably acceptable to the Company; provided, however, that in the event the determination by the accounting or valuation firm shall be more than 5% greater than the determination of the Company's board of directors, the expenses associated with such determination shall be borne by the Company.

3.4              Partial Exercise. The Warrants may also be exercised from time to time in part by surrendering the Warrant Certificate in the manner specified in Section 3.2, with appropriate adjustments to the Aggregate Price payable and the number of Common Shares to be received. Upon a partial exercise, the Company, at its expense, shall issue to the Holder a new Warrant Certificate for the number of Common Shares for which the Warrant Certificate shall not have been exercised, issued in the name of Holder.

3.5              Issuance of Certificates. Upon exercise of the Warrants, the Company shall issue certificates representing the Common Shares within five business days without charge to the Holder including, without limitation, any tax that may be payable in respect of the issuance thereof, and such certificates shall be issued in the name of the Holder.

3.6              Fractional Shares. In no event shall any fractional share of the Common Shares be issued upon any exercise of the Warrants. If, upon exercise of the Warrants as an entirety, the Holder would, except as provided in this Section 3.6, be entitled to receive a fractional share of the Common Shares, then the Company shall pay in lieu thereof, the Fair Value of such fractional share in cash.

3.7              Reserved Shares; Valid Issuance. The Company shall all times from and after the date hereof reserve and keep available such number of its Common Shares, free from all pre-emptive or similar rights therein, as shall be sufficient to permit the exercise of the Warrants in full into the Common Shares upon such exercise. The Company further covenants that such shares as may be issued pursuant to such exercise shall, upon issuance, be duly and validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof.

3.8              Expiration Date. The Warrants shall expire on the close of business on December 21, 2007 unless the Holder delivers an Approved Project which is accepted by the Company then the Warrants shall expire on the close of business on the date which is six months after the date of acceptance of the Approved Project (the "Expiration Date"), and shall be void thereafter.

4.               EXERCISE PRICE ADJUSTMENTS

4.1               Adjustment for Stock Splits and Combinations. If the Company shall at any time or from time to time after the date of original issuance of the Warrants (the "Date of Original Issue") effect a subdivision or reverse stock split of the outstanding Common Shares, the Exercise Price in effect immediately before that subdivision shall be proportionately decreased, and, conversely, the Exercise Price in effect immediately before the reverse stock split shall be proportionately increased. Any adjustment under this Section 4.1 shall become effective at the close of business on the date the reverse stock split or subdivision becomes effective.

4.2               Adjustment for Common Share Dividends and Distributions. If the Company at any time or from time to time after the Date of Original Issue issues or fixes a record date for the determination of holders of the Common Shares entitled to receive a dividend or other distribution payable solely in additional Common Shares, the Exercise Price that is then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Exercise Price by a fraction: (a) the numerator of which is the total number of Common Shares issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (b) the denominator of which is the sum of the total number of Common Shares issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of Common Shares issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Exercise Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Exercise Price shall be adjusted pursuant to this Section 4.2 to reflect the actual payment of such dividend or distribution.

4.3               Adjustments for Other Dividends and Distributions. If the Company at any time or from time to time after the Date of Original Issue issues, or fixes a record date for the determination of holders of Common Shares entitled to receive, a dividend or other distribution payable in securities of the Company other than Common Shares or in other property, in each such event provision shall be made so that the Holder shall receive upon conversion hereof, in addition to the number of Common Shares receivable hereupon, the amount of securities of the Company or other property which such Holder would have received had the Warrants been exercised for Common Shares on the date of such event and had it thereafter, during the period from the date of such event to and including the exercise date, retained such securities or other property receivable by it as aforesaid during such period, subject to all other adjustments called for during such period under this Section 4.3 with respect to the rights of the Holder or with respect to such other securities or other property by their terms. As used herein, the term "other property" does not include cash.

4.4               Adjustment for Reclassification, Exchange and Substitution. If at any time or from time to time after the Date of Original Issue, the Common Shares issuable upon the conversion of the Warrants is changed into the same or a different number of shares of any class or series of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this Section 4.4), then in any such event the Holder shall have the right thereafter to exercise the Warrants for the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change by holders of the number of Common Shares into which the Warrants could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.

4.5               Adjustment for Reorganization, Merger or Consolidation. In case of any reorganization of the Company or consolidation of the Company with, or merger of the Company with, or merger of the Company into, another entity (other than a reorganization, consolidation or merger which does not result in any reclassification or change in the terms of the outstanding Common Shares), the entity formed by such reorganization, consolidation or merger shall execute and deliver to the Holder a supplemental agreement to this Agreement providing that the Holder shall have the right thereafter (until the expiration of such the Warrants) to receive, upon exercise of such Warrants, the kind and amount of securities and property receivable upon such reorganization, consolidation or merger, by a holder of the number of Common Shares for which such Warrants might have been exercised immediately prior to such reorganization, consolidation or merger. Such supplemental agreement shall provide for adjustments which shall be identical to the adjustments provided in this Section 4.5 and such other rights of the Common Shares as provided in the Company’s Articles, as amended from time to time. The Company shall not effect any such reorganization, consolidation or merger unless, prior to or simultaneously with the consummation thereof, the successor entity (if other than the Company) resulting from such reorganization, consolidation or merger shall assume, by written instrument executed and delivered to the Holder, the obligation to deliver to the Holder, such shares of stock, securities, or assets as, in accordance with the foregoing provisions, the Holder may be entitled to purchase, and to perform the other obligations of the Company under this Agreement. The above provisions of this Section 4.5 shall similarly apply to successive reorganizations, consolidations or mergers.

4.6               Certificate of Adjustment. In each case of an adjustment or readjustment of the Exercise Price for the number of Common Shares or other securities issuable upon conversion of the Warrants, the Company, at its own expense, shall cause its Secretary or Treasurer to compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to the Holder at the Holder’s address as shown on page 10 hereof, or such other address as the Holder may designate by Notice to the Company. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based. No adjustment in the Exercise Price shall be required to be made unless it would result in an increase or decrease of at least one cent, but any adjustments not made because of this sentence shall be carried forward and taken into account in any subsequent adjustment otherwise required hereunder.

4.7               Notices of Record Date. Upon: (i) the establishment by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution; or (ii) any capital reorganization of the Company, any reclassification or recapitalization of the share capital of the Company, any merger or consolidation of the Company with or into any other company, or any transfer of all or substantially all the assets of the Company to any other person or any voluntary or involuntary dissolution, liquidation or winding up of the Company, the Company shall mail to the Holder at least 20 days prior to the record date specified therein a notice specifying: (A) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (B) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective, and (C) the date, if any, that is to be fixed as to when the holders of record of Common Shares (or other securities) shall be entitled to exchange their Common Shares (or other securities) for securities or other property deliverable upon such reorganization, reclassification transfer, consolidation, merger, dissolution, liquidation or winding up.

5.               TRANSFERS; LOST SHARE CERTIFICATES

5.1               Transfers. The Warrants may not be transferred by the Holder.

5.2               Lost Warrants. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrants, if mutilated, the Company shall make and deliver a new Warrant Certificate of like tenor, in lieu thereof.

6.               ACKNOWLEDGEMENTS OF THE HOLDER

6.1               The Holder acknowledges and agrees that:

(a)

none of the Securities have been registered under the Securities Act of 1933, as amended (the "1933 Act"), or under any state securities or "blue sky" laws of any state of the United States, and are being offered only in a transaction not involving any public offering within the meaning of the 1933 Act, and, unless so registered, may not be offered or sold in the United States or to U.S. Persons (as defined herein), except pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act, and in each case only in accordance with applicable state and provincial securities laws;

(b)

the Company shall refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

(c)

by completing the questionnaires in the form attached hereto as Schedule "B" and Schedule "C" respectively (collectively, the "Questionnaires"), the Holder is representing and warranting that it satisfies one of the categories of registration and prospectus exemptions provided in National Instrument 45-106 adopted by the British Columbia Securities Commission and as an accredited investor as that term is defined in Regulation D of the 1933 Act;

(d)

the Company is entitled to rely on the representations and warranties and the statements and answers of the Holder contained in this Agreement and the Questionnaires and the Holder shall hold harmless the Company from any loss or damage it may suffer as a result of the Holder’s failure to correctly complete this Agreement and the Questionnaires;

(e)

the Company has advised the Holder that the Company is relying on an exemption from the requirements to provide the Holder with a prospectus and to sell the Warrant Shares through a person registered to sell securities under the Securities Act (British Columbia) (the "BC Act") and, as a consequence of acquiring the Warrant Shares pursuant to this exemption, certain protections, rights and remedies provided by the BC Act, including statutory rights of rescission or damages, shall not be available to the Holder; and

(f)

that any resale of the Securities shall be subject to resale restrictions contained in the securities legislation applicable to the Holder or proposed transferee. The Holder acknowledges that the Securities have not been registered under the 1933 Act or the securities laws of any state of the United States. The Securities may not be offered or sold in the United States unless registered in accordance with federal securities laws and all applicable state securities laws or exemptions from such registration requirements are available.

7.               REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE HOLDER

7.1               The Holder hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the closing date) that:

(a)	the Holder:

(i)

is knowledgeable of, or has been independently advised as to, the applicable securities laws of the securities regulators having application in the jurisdiction in which the Holder is resident (the "International Jurisdiction") which would apply to the acquisition of the Securities,

(ii)

is purchasing the Securities pursuant to exemptions from prospectus or equivalent requirements under applicable securities laws or, if such is not applicable, the Holder is permitted to purchase the Securities under the applicable securities laws of the securities regulators in the International Jurisdiction without the need to rely on any exemptions,

(iii)

acknowledges that the applicable securities laws of the authorities in the International Jurisdiction do not require the Company to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of the Securities, and

	(iv)	represents and warrants that the acquisition of the Securities by the Holder does not trigger:

		A.	any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction, or

		B.	any continuous disclosure reporting obligation of the Company in the International Jurisdiction, and

the Holder shall, if requested by the Company, deliver to the Company a certificate or opinion of local counsel from the International Jurisdiction which shall confirm the matters referred to in subparagraphs (ii), (iii) and (iv) above to the satisfaction of the Company, acting reasonably;

(b)

the Holder is acquiring the Securities as principal for investment only and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and, in particular, it has no intention to distribute either directly or indirectly any of the Securities in the United States or to U.S. Persons (as defined herein);

(c)

the Holder has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto and, the Holder is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Agreement on behalf of the Holder;

(d)

the entering into of this Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or, if applicable, the constating documents of, the Holder, or of any agreement, written or oral, to which the Holder may be a party or by which the Holder is or may be bound;

(e)	the Holder has duly executed and delivered this Agreement and it constitutes a valid and binding agreement of the Holder enforceable against the Holder;

(f)	the Holder has received and carefully read this Agreement;

(g)

the Holder understands and agrees that the Company and others shall rely upon the truth and accuracy of the acknowledgements, representations, warranties, covenants and agreements contained in this Agreement and the Questionnaires, and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Holder shall promptly notify the Company;

(h)

the Holder is not aware of any advertisement of any of the Securities and is not acquiring the Securities as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(i)	no person has made to the Holder any written or oral representations:

	(i)	that any person shall resell or repurchase any of the Securities,

	(ii)	that any person shall refund the purchase price of any of the Securities,

	(iii)	as to the future price or value of any of the Securities, or

(iv)

that any of the Securities shall be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the shares of the Company on any stock exchange or automated dealer quotation system; and

(j)	the Holder acknowledges and agrees that the Company shall not consider its subscription for acceptance unless the undersigned provides to the Company, along with an executed copy of this Agreement:

	(i)	a fully completed and executed copy of the Questionnaires, and

	(ii)	such other supporting documentation that the Company or its legal counsel may request to establish the Holder’s qualification as a qualified investor.

7.2               In this Agreement, the term "U.S. Person" shall have the meaning ascribed thereto in Regulation S promulgated under the 1933 Act and for the purpose of the Agreement includes any person in the United States.

8.                LEGENDING AND REGISTRATION OF SUBJECT COMMON SHARES

8.1              The Holder hereby acknowledges that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Common Shares issued upon the exercise of the Warrants hereunder shall bear a legend in substantially the following form:

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION

FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES MUST NOT TRADE THE SECURITIES BEFORE THE DATE WHICH IS FOUR MONTHS FROM THE DATE OF THE ISSUANCE OF THE WARRANTS.

8.2              The Holder hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Agreement.

9.               COSTS

9.1              The Holder acknowledges and agrees that all costs and expenses incurred by the Holder (including any fees and disbursements of any special counsel retained by the Holder) relating to the purchase of the Securities shall be borne by the Holder.

10.              GOVERNING LAW

10.1               This Agreement is governed by the laws of the Province of British Columbia and the federal laws of Canada applicable thereto. The Holder, in its own capacity and, if applicable, on behalf of each beneficial purchaser for whom it is acting, irrevocably attorns to the exclusive jurisdiction of the courts of the Province of British Columbia.

11.              SURVIVAL

11.1               This Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Securities by the Holder pursuant hereto.

12.             ASSIGNMENT AND TRANSFER

12.1             Subject to compliance with applicable federal, state and provincial securities laws, this Agreement and the Warrants may be transferred by the Holder with respect to any or all of the shares purchasable hereunder. Upon surrender of the Warrants to the Company, together with the assignment notice duly executed, for transfer of the Warrants as an entirety by the Holder, the Company shall issue new warrants of the same denomination to the assignee. Upon surrender of the Warrants to the Company, together with the assignment properly endorsed, by the Holder for transfer with respect to a portion of the Common Shares purchasable thereunder, the Company shall issue new warrants to the assignee, in such denomination as shall be requested by the Holder hereof, and shall issue to such Holder new warrants covering the number of Common Shares in respect of which the Warrant shall not have been transferred.

13.              SEVERABILITY

13.1             The invalidity or unenforceability of any particular provision of this Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

14.               ENTIRE AGREEMENT

14.1               Except as expressly provided in this Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Agreement contains the entire agreement between the parties with respect to the subject matter hereof and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

15.               NOTICES

15.1 All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Holder shall be directed to the address on page 10 hereof, or such other address as the Holder may designate by Notice to the Company, and notices to the Company shall be directed to it at the first page of this Agreement.

16.               COUNTERPARTS AND ELECTRONIC MEANS

16.1               This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument. Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy shall be deemed to be execution and delivery of this Agreement as of the date hereinafter set forth.

[Remainder of this page intentionally left blank; signature page to follow]

IN WITNESS WHEREOF the Holder has duly executed this Agreement as of the date hereinafter set forth.

(Name – Please type or print)

(Signature and, if applicable, Office)

(Address)

(City, province/state, and postal/zip code)

(Country)

(Fax number)

ACCEPTANCE

The foregoing is acknowledged, accepted and agreed to this day of December, 2006.

BROCKTON CAPITAL CORP.

Per:
Authorized Signatory

SCHEDULE A

[NTD: Insert Form of Warrant Certificate]

SCHEDULE B

ALBERTA AND BRITISH COLUMBIA QUESTIONNAIRE

All capitalized terms herein, unless otherwise defined, have the meanings ascribed thereto in the Agreement.

The purpose of the Questionnaire is to assure the Company that the Holder shall meet certain requirements of National Instrument 45-106 ("NI 45-106"). The Company shall rely on the information contained in this Questionnaire for the purposes of such determination.

The Holder covenants, represents and warrants to the Company that:

1.

the Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the transactions detailed in the Agreement and the Holder is able to bear the economic risk of loss arising from such transactions;

2.	the Holder is (tick one or more of the following boxes):

	(A)	a director, executive officer, employee or control person of the Company or an affiliate of the Company	[ ]

	(B)	a spouse, parent, grandparent, brother, sister or child of a director, executive officer, founder or control person of the Company or an affiliate of the Company	[ ]

	(C)	a parent, grandparent, brother, sister or child of the spouse of a director, executive officer, founder or control person of the Company or an affiliate of the Company	[ ]

	(D)	a close personal friend of a director, executive officer, founder or control person of the Company	[ ]

	(E)	a close business associate of a director, executive officer, founder or control person of the Company or an affiliate of the Company	[ ]

	(F)	an accredited investor	[x]

	(G)	a company, partnership or other entity of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons described in paragraphs A to F	[ ]

	(H)	a trust or estate of which all of the beneficiaries or a majority of the trustees or executors are persons described in paragraphs A to F	[ ]

	(I)	purchasing as principal shares with an aggregate acquisition cost of not less than CDN$150,000	[ ]

3.	if the Holder has checked box B, C, D, E, G or H in paragraph 3 above, the director, executive officer, founder or control person of the Company with whom the undersigned has the relationship is:

(Instructions to the Holder: fill in the name of each director, executive officer, founder and control person which you have the above-mentioned relationship with. If you have checked box G or H, also indicate which of A to F describes the securityholders, directors, trustees or beneficiaries which qualify you as box G or H and provide the names of those individuals. Please attach a separate page if necessary).

4.

if the Holder has ticked box F in Section 2 above, the Holder satisfies one or more of the categories of "accredited investor" (as that term is defined in NI 45-106) indicated below (please check the appropriate box):

[ ]	(a) a Canadian financial institution as defined in National Instrument 14-101, or an authorized foreign bank listed in Schedule III of the Bank Act (Canada);

[ ]	(b) the Business Development Bank of Canada incorporated under the Business Development Bank Act (Canada);

[ ]	(c) a subsidiary of any person referred to in any of the foregoing categories, if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

[ ]	(d) an individual registered or formerly registered under securities legislation in a jurisdiction of Canada, as a representative of a person or company registered under securities legislation in a jurisdiction of Canada, as an adviser or dealer, other than a limited market dealer registered under the Securities Act (Ontario) or the Securities Act (Newfoundland);

[ ]	(e) an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);

[ ]	(f) the government of Canada or a province, or any crown corporation or agency of the government of Canada or a province;

[ ]	(g) a municipality, public board or commission in Canada and a metropolitan community, school board, the Comite de gestion de la taxe scholaire de l’ile de Montreal or an intermunicipal management board in Québec;

[ ]	(h) a national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency thereof;

[ ]	(i) a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;

[ ]	(j) an individual who either alone or with a spouse beneficially owns, directly or indirectly, financial assets (as defined in NI 45-106) having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds CDN$1,000,000;

[ ]	(k) an individual whose net income before taxes exceeded CDN$200,000 in each of the two more recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of those years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

[ ]	(l) an individual who, either alone or with a spouse, has net assets of at least CDN $5,000,000;

[x]	(m) a person, other than an individual or investment fund, that had net assets of at least CDN$5,000,000 as reflected on its most recently prepared financial statements;

[ ]

(n) an investment fund that distributes it securities only to persons that are accredited investors at the time of distribution, a person that acquires or acquired a minimum of CDN$150,000 of value in securities, or a person that acquires or acquired securities under Sections 2.18 or 2.19 of NI 45-106;

[ ]

(o) an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;

[ ]

(p) a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

[ ]

(q) a person acting on behalf of a fully managed account managed by that person, if that person (i) is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and (ii) in Ontario, is purchasing a security that is not a security of an investment fund;

[ ]

(r) a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility advisor or an advisor registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

[ ]	(s) an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;

[ ]	(t) a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law are persons or companies that are accredited investors;

[ ]	(u) an investment funds that is advised by a person registered as an advisor or a person that is exempt from registration as an advisor; or

[ ]

(v) a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as (i) an accredited investor, or (ii) an exempt purchaser in Alberta or British Columbia after this instrument comes into force;

[Remainder of this page intentionally left blank; signature page to follow]

The Holder acknowledges and agrees that it may be required by the Company to provide such additional documentation as may be reasonably required by the Company and its legal counsel in determining the Holder’s eligibility to acquire the Securities under relevant legislation.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the day of December, 2006.

If an Individual:	If a Corporation, Partnership or Other Entity:

Signature	Print or Type Name of Entity

Print or Type Name	Signature of Authorized Signatory

Type of Entity

SCHEDULE C

ACCREDITED INVESTOR QUESTIONNAIRE

All capitalized terms herein, unless otherwise defined, have the meanings ascribed thereto in the Subscription Agreement.

This Questionnaire is for use by each Subscriber who is a US person (as that term is defined Regulation S of the United States Securities Act of 1933 (the “1933 Act”)) and has indicated an interest in purchasing Shares of the Company. The purpose of this Questionnaire is to assure the Company that each Subscriber will meet the standards imposed by the 1933 Act and the appropriate exemptions of applicable state securities laws. The Company will rely on the information contained in this Questionnaire for the purposes of such determination. The Shares will not be registered under the 1933 Act in reliance upon the exemption from registration afforded by Section 3(b) and/or Section 4(2) and Regulation D of the 1933 Act. This Questionnaire is not an offer of the Shares or any other securities of the Company in any state other than those specifically authorized by the Company.

All information contained in this Questionnaire will be treated as confidential. However, by signing and returning this Questionnaire, each Subscriber agrees that, if necessary, this Questionnaire may be presented to such parties as the Company deems appropriate to establish the availability, under the 1933 Act or applicable state securities law, of exemption from registration in connection with the sale of the Shares hereunder.

The Subscriber covenants, represents and warrants to the Company that it satisfies one or more of the categories of “Accredited Investors”, as defined by Regulation D promulgated under the 1933 Act, as indicated below: (Please initial in the space provide those categories, if any, of an “Accredited Investor” which the Subscriber satisfies.)

______ Category 1

An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of US $5,000,000.

______ Category 2	A natural person whose individual net worth, or joint net worth with that person’s spouse, on the date of purchase exceeds US $1,000,000.

______ Category 3

A natural person who had an individual income in excess of US $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of US $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

______ Category 4

A “bank” as defined under Section (3)(a)(2) of the 1933 Act or savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (United States); an insurance company as defined in Section 2(13) of the 1933 Act; an investment company registered under the Investment Company Act of 1940 (United States) or a business development company as defined in Section 2(a)(48) of such Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958 (United States); a plan with total assets in excess of $5,000,000 established and maintained by a state, a political subdivision thereof, or an agency or instrumentality of a state or a political subdivision thereof, for the benefit of its employees; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (United States) whose investment decisions are made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, whose investment decisions are made solely by persons that are accredited investors.

C-2

______ Category 5	A private business development company as defined in Section 202(a)(22) of the

Investment Advisers Act of 1940 (United States).

______ Category 6	A director or executive officer of the Company.

______ Category 7

A trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act.

______ Category 8	An entity in which all of the equity owners satisfy the requirements of one or more of the foregoing categories.

Note that prospective Subscribers claiming to satisfy one of the above categories of Accredited Investor may be required to supply the Company with a balance sheet, prior years’ federal income tax returns or other appropriate documentation to verify and substantiate the Subscriber’s status as an Accredited Investor.

If the Subscriber is an entity which initialled Category 8 in reliance upon the Accredited Investor categories above, state the name, address, total personal income from all sources for the previous calendar year, and the net worth (exclusive of home, home furnishings and personal automobiles) for each equity owner of the said entity:

The Subscriber hereby certifies that the information contained in this Questionnaire is complete and accurate and the Subscriber will notify the Company promptly of any change in any such information. If this Questionnaire is being completed on behalf of a corporation, partnership, trust or estate, the person executing on behalf of the Subscriber represents that it has the authority to execute and deliver this Questionnaire on behalf of such entity.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the ___ day of _______________, ________.

If a Corporation, Partnership or Other Entity:	If an Individual:

Print or Type Name of Entity	Signature

Signature of Authorized Signatory	Print or Type Name

Type of Entity	Social Security/Tax I.D. No.